EXHIBIT 99.1

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary Hanson
(915) 534-1530	(915) 534-1535
WESTERN REFINING TO PARTICIPATE IN INVESTOR MEETINGS
EL PASO, Texas — November 9, 2011 — Western Refining, Inc. (NYSE:WNR) announced today that Company management will be conducting one-on-one investor meetings hosted by CRT Capital Group, LLC on November 9-10, 2011. The meeting materials will be available beginning Wednesday, November 9, 2011, on the Investor Relations section of Western Refining’s website at www.wnr.com. The presentation will be archived and remain available on www.wnr.com until February 28, 2012.
About Western Refining
Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. Western operates refineries in El Paso, and Gallup, New Mexico. Western’s asset portfolio also includes refined products terminals in Albuquerque and Bloomfield, New Mexico and Yorktown, Virginia, asphalt terminals in Albuquerque, El Paso, and Phoenix and Tucson, Arizona, retail service stations and convenience stores in Arizona, Colorado, New Mexico, and Texas, a fleet of crude oil and finished product truck transports, and wholesale petroleum products operations in Arizona, California, Colorado, Maryland, Nevada, New Mexico, Texas, Utah, and Virginia. More information about the Company is available at www.wnr.com.
Forward Looking Statement
The presentation referenced in this release contains forward-looking statements which are protected as forward looking statements under the Private Litigation Securities Reform Act of 1995. The forward-looking statements contained herein include statements about future: crude oil slates and capacities at our refineries; refined products supply and demand; refining, benchmark, gross and operating margins; crack spreads; local and domestic crude oil production growth; Canadian crude imports; discounts of WTI priced crude oil to Brent priced crude oil; pipeline and logistics infrastructure in the Southwest, mid-continent, Gulf Coast and other regions; profitability of crack spread hedging and the gains or losses associated therewith; our ability to successfully convert Yorktown to a terminal and storage operating model, enhancement and maximization of Yorktown’s storage and terminal facility, our ability to successfully negotiate third-party terminalling and storage services agreements and/or the sale of the terminal assets at Yorktown, our ability to achieve consistent EBITDA at Yorktown or our ability to resume refining operations at Yorktown; continued Wholesale customer relationships; ability of our Retail group to continue to sell most of our Four Corners production, merchandise sales growth and future growth of the Retail group with minimal capex; our ability to capitalize on Permian Basin crude opportunities; future operational improvements at our Gallup refinery; acquisition of additional refining or other assets; our ability to recognize strategic alternatives for logistics assets; our ability to achieve operating expense / SG&A initiatives; inventory target levels; future reduction in working capital; our ability to utilize free cash flow to delever or to maximize liquidity; our ability to achieve a BB credit rating in mid-cycle margin environment, or at all; and continued reliable, safe, optimized and predictable refining operations. These statements are subject to the general risks inherent in our business. Our expectations may or may not be realized. Some of our expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond Western’s control, which could materially affect Western’s financial condition, results of operations and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission to which you are referred. The forward-looking statements are only as of the date made, and Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.